Legend: [***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT 7 TO AGREEMENT

This AMENDMENT 7 ("Amendment"), effective as of the last date of signature below ("Amendment Effective Date") between Fiserv Solutions, LLC, a Wisconsin limited liability company with offices located at 600 N. Vel R. Phillips Avenue Milwaukee WI 53203 ("Fiserv"), and Heartland Financial USA, Inc., with offices located at 700 Locust Street, Dubuque, Iowa 52001 ("Client"), is to the Master Agreement dated July 1, 2021 between Fiserv and Client (as amended, the "Agreement").

Fiserv and Client agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the same meanings assigned them in the Agreement.

2. Extend Desktop Teller and Desktop Sales. The term for Maintenance Services for Desktop Teller and Desktop Sales Software set forth in Section 3(b) in the Account Processing Software (Signature) Schedule or the Account Processing (Signature) Schedule to Software Products Exhibit shall be extended and shall now end on December 31, 2024. The Desktop Teller and Desktop Sales Software Maintenance Services and support shall terminate December 31, 2024 (the "Desktop Maintenance Termination Date"), in alignment with the previously announced sunset date for Desktop Teller and Desktop Sales Software. Client shall retain the licenses to Desktop Teller and Desktop Sales and the right to continue usage of Desktop Teller and Desktop Sales at no cost but without support from Fiserv after the Desktop Termination Date. [***].

3. Amendment. This Amendment is a modification of the Agreement. Except as expressly modified herein, the Agreement remains in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, this Amendment shall control.

The parties execute this Amendment by their duly authorized representatives as of the Amendment Effective Date.

For Client: HEARTLAND FINANCIAL USA, INC.	For Fiserv: FISERV SOLUTIONS, LLC
By: DocuSigned by: Brad Enneking	By: DocuSigned by: [signature]
Name: Brad Enneking	Name: Michael Cardell
Title: Chief Information Officer	Title: Authorized Signatory
Date: March 26, 2024 | 10:41 CDT	Date: March 28, 2024 | 06:30 CDT

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